UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 16, 2017
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C5

(Central Index Key Number 0001719195)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Société Générale

(Central Index Key Number 0001238163)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-05	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1285 Avenue of the Americas
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 16, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5.

The Mortgage Loan secured by the mortgaged property identified as “Burbank Office Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Burbank Office Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Burbank Office Portfolio Whole Loan”) that also includes seven (7) additional pari passu promissory notes and two (2) subordinate promissory notes, which are not assets of the Issuing Entity. The Burbank Office Portfolio Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the DBUBS 2017-BRBK securitization transaction, an executed version of which is attached hereto as Exhibit 4.2, and the Burbank Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The Mortgage Loan secured by the mortgaged property identified as “Yorkshire & Lexington Towers” on Exhibit B to the Pooling and Servicing Agreement (the “Yorkshire & Lexington Towers Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Yorkshire & Lexington Towers Whole Loan”) that also includes eight (8) additional pari passu promissory notes and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The Yorkshire & Lexington Towers Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Yorkshire & Lexington Towers Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10. Following the securitization of the related controlling pari passu companion loan, the Yorkshire & Lexington Towers Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “Griffin Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Griffin Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Griffin Portfolio Whole Loan”) that also includes eight (8) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Griffin Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the BANK 2017-BNK8 securitization transaction, an executed version of which is attached hereto as Exhibit 4.3, and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.11.

The Mortgage Loan secured by the mortgaged property identified as “Centre 425 Bellevue” on Exhibit B to the Pooling and Servicing Agreement (the “Centre 425 Bellevue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Centre 425 Bellevue Whole Loan”) that also includes two (2) additional pari passu promissory notes and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The Centre 425 Bellevue Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.12. Following the securitization of the related controlling pari passu companion loan, the Centre 425 Bellevue Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “National Office Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “National Office Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “National Office Portfolio Whole Loan”) that also includes five (5) additional pari passu promissory notes, which are not assets of the Issuing Entity. The National Office Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.13. Following the securitization of the related controlling pari passu companion loan, the National Office Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “237 Park Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “237 Park Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “237 Park Avenue Whole Loan”) that also includes twelve (12) additional pari passu promissory notes and two (2) subordinate promissory notes, which are not assets of the Issuing Entity. The 237 Park Avenue Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the MSSG 2017-237P Trust 2017-237P securitization transaction, an executed version of which is attached hereto as Exhibit 4.4, and the 237 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The Mortgage Loan secured by the mortgaged property identified as “Totowa Commerce Center” on Exhibit B to the Pooling and Servicing Agreement (the “Totowa Commerce Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Totowa Commerce Center Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Totowa Commerce Center Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.15. Following the securitization of the related controlling pari passu companion loan, the Totowa Commerce Center Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “DoubleTree Wilmington” on Exhibit B to the Pooling and Servicing Agreement (the “DoubleTree Wilmington Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “DoubleTree Wilmington Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The DoubleTree Wilmington Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.16.

The Mortgage Loan secured by the mortgaged property identified as “Cabela’s Industrial Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Cabela’s Industrial Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Cabela’s Industrial Portfolio Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Cabela’s Industrial Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the BANK 2017-BNK8 securitization transaction, an executed version of which is attached hereto as Exhibit 4.3, and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.17.

The Mortgage Loan secured by the mortgaged property identified as “Marriott Grand Cayman” on Exhibit B to the Pooling and Servicing Agreement (the “Marriott Grand Cayman Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Marriott Grand Cayman Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Marriott Grand Cayman Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the GSMS 2017-GS7 securitization transaction, an executed version of which is attached hereto as Exhibit 4.5, and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.18.

The Mortgage Loan secured by the mortgaged property identified as “Bass Pro & Cabela’s Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Bass Pro & Cabela’s Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Bass Pro & Cabela’s Portfolio Whole Loan”) that also includes nine (9) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Bass Pro & Cabela’s Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.19. Following the securitization of the related controlling pari passu companion loan, the Bass Pro & Cabela’s Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “AHIP Northeast Portfolio III” on Exhibit B to the Pooling and Servicing Agreement (the “AHIP Northeast Portfolio III Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “AHIP Northeast Portfolio III Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The AHIP Northeast Portfolio III Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C2 securitization transaction, an executed version of which is attached hereto as Exhibit 4.6, and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.20.

The Mortgage Loan secured by the mortgaged property identified as “DoubleTree Berkeley Marina” on Exhibit B to the Pooling and Servicing Agreement (the “DoubleTree Berkeley Marina Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “DoubleTree Berkeley Marina Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The DoubleTree Berkeley Marina Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C4 transaction, an executed version of which is attached hereto as Exhibit 4.7, and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.21.

The Mortgage Loan secured by the mortgaged property identified as “50 Varick Street” on Exhibit B to the Pooling and Servicing Agreement (the “50 Varick Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “50 Varick Street Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The 50 Varick Street Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.22.

The Mortgage Loan secured by the mortgaged property identified as “IGT Reno” on Exhibit B to the Pooling and Servicing Agreement (the “IGT Reno Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “IGT Reno Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The IGT Reno Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CD 2017-CD5 transaction, an executed version of which is attached hereto as Exhibit 4.8, and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.23.

The Mortgage Loan secured by the mortgaged property identified as “Manchester Financial Building” on Exhibit B to the Pooling and Servicing Agreement (the “Manchester Financial Building Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Manchester Financial Building Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Manchester Financial Building Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.24.

The Mortgage Loan secured by the mortgaged property identified as “Hyatt Regency Princeton” on Exhibit B to the Pooling and Servicing Agreement (the “Hyatt Regency Princeton Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Hyatt Regency Princeton Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Hyatt Regency Princeton Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.25. Following the securitization of the related controlling pari passu companion loan, the Hyatt Regency Princeton Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “At Home Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “At Home Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “At Home Portfolio Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The At Home Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.26. Following the securitization of the related controlling pari passu companion loan, the At Home Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “The District” on Exhibit B to the Pooling and Servicing Agreement (“The District Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (“The District Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The District Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C4 transaction, an executed version of which is attached hereto as Exhibit 4.7, and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.27.

The Mortgage Loan secured by the mortgaged property identified as “Atrisco Plaza Shopping Center” on Exhibit B to the Pooling and Servicing Agreement (the “Atrisco Plaza Shopping Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Atrisco Plaza Shopping Center Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Atrisco Plaza Shopping Center Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.28.

The Mortgage Loan secured by the mortgaged property identified as “Murrieta Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “Murrieta Plaza Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Murrieta Plaza Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Murrieta Plaza

Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the related Intercreditor Agreement, an executed version of which is attached hereto as Exhibit 4.29. Following the securitization of the related controlling pari passu companion loan, the Murrieta Plaza Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

Midland Loan Services, a Division of PNC Bank, National Association has appointed Berkeley Point Capital LLC as a subservicer with respect to two (2) Mortgage Loans, representing approximately 2.8% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of November 1, 2017 and attached hereto as Exhibit 4.30, by and between Midland National Association, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated November 2, 2017 and as filed with the Securities and Exchange Commission on November 16, 2017 (the “Prospectus”) under “Transaction Parties—The Primary Servicer—Summary of Berkeley Point Primary Servicing Agreement”.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $653,860,000, were sold to UBS Securities LLC (“UBS Securities”), Cantor Fitzgerald & Co. (“CF&Co.”), SG Securities Americas, LLC (“SGSA”), Natixis Securities Americas LLC (“Natixis Securities”) and Academy Securities, Inc. (“Academy” and, together in such capacity with UBS Securities, CF&Co., SGAS and Natixis Securities, the “Underwriters”), pursuant to the underwriting agreement, dated as of November 1, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 16, 2017, the Registrant also sold the Class D, Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class NR-RR, Class Z and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $89,543,651, to UBS Securities, CF&Co., SGAS, Natixis Securities and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of November 1, 2017, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2017-C5 (the “Issuing Entity”), a common law trust fund formed on November 16, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of forty-nine (49) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred thirty-one (131) commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant from (i) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 1, 2017, between the Registrant and UBS AG, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 1, 2017, between the Registrant and CCRE, (iii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 1, 2017, between the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT

of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (iv) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of November 1, 2017, between the Registrant and NREC, (v) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of November 1, 2017, between the Registrant and SG and (vi) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of November 1, 2017, between the Registrant and RMF.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 2, 2017.

On November 16, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $653,860,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $6,299,966, were approximately $706,721,394. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $998,008 in the form of fees were paid to the Underwriters, $521,525 were paid to or for the Underwriters and $4,780,432 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-207340) was originally declared effective on November 24, 2015.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P., acting as a third-party purchaser under the Risk Retention Rule, of the Class D-RR, Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (the “RR Certificates”).

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $38,080,655, representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Prospectus under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Cantor Fitzgerald & Co., SG Securities Americas, LLC, Natixis Securities Americas LLC and Academy Securities, Inc., as underwriters, and UBS AG.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated and effective as of October 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of November 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Trust and Servicing Agreement, dated and effective as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of August 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.8	Pooling and Servicing Agreement, dated as of August 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.9	Co-Lender Agreement, dated as of September 19, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder and Initial Note B-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder and Initial Note B-2 Holder.

Exhibit 4.10	Agreement Among Noteholders, dated as of October 3, 2017, by and among Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note B Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8-1 Holder and Initial Note A-8-2 Holder.

Exhibit 4.11	Agreement Between Note Holders, dated as of September 29, 2017, by and between Bank of America, N.A., UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York and KeyBank National Association.

Exhibit 4.12	Co-Lender Agreement, dated as of November 16, 2017, by and between Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as Initial Note A-3 Holder and Natixis Real Estate Capital LLC, as Note B Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of November 9, 2017, between Ladder Capital Finance LLC, as Note A-1-A Holder, Note A-1-B Holder, Note A-3 Holder, Note A-4-B Holder and Note A-5-A Holder and Cantor Commercial Real Estate Lending, L.P., as Note A-2-A Holder.

Exhibit 4.14	Agreement Between Note Holders, dated as of August 23, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Initial Note B-1 Holder, and Société Générale, as Initial Note A-2 Holder and Initial Note B-2 Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of November 16, 2017, between Natixis Real Estate Capital LLC, as Note A-1 Holder and Natixis Real Estate Capital LLC, as Note A-2 Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of November 16, 2017, between TUEBOR TRS II LLC, as Note A-1 Holder, and TUEBOR TRS II LLC, as Note A-2 Holder.

Exhibit 4.17	Co-Lender Agreement, dated as of November 15, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A) Holder and Initial Note A-3(B) Holder.

Exhibit 4.18	Co-Lender Agreement, dated as of July 27, 2017, by and among CCRE Loan Seller IV, LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.

Exhibit 4.19	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder and Initial Note A-1(B-CP) Holder), Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial Note A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder.

Exhibit 4.20	Co-Lender Agreement, dated as of August 17, 2017, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder.

Exhibit 4.21	Agreement Between Note Holders, dated as of October 18, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, and Argentic Real Estate Finance LLC, as Initial Note A-2 Holder.

Exhibit 4.22	Co-Lender Agreement, dated as of October 18, 2017, between Ladder Capital Finance LLC, as Note A-1 Holder, Ladder Capital Finance LLC, as Note A-2 Holder and Ladder Capital Finance LLC, as Note A-3 Holder.

Exhibit 4.23	Amended and Restated Co-Lender Agreement, dated as of October 31, 2017, by and between Wilmington Trust, National Association, as Trustee, for the benefit of the holders of the CD 2017-CD5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD5, as Note A-1-A Holder, Deutsche Bank Trust Company Americas, as Trustee, for the benefit of the holders of the Citigroup Commercial Mortgage Trust 2017-B1 Commercial Mortgage Pass-Through Certificates, Series 2017-B1, as Note A-1-B Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2-A Holder and Note A-2-B Holder.

Exhibit 4.24	Co-Lender Agreement, dated as of November 16, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.

Exhibit 4.25	Co-Lender Agreement, dated as of November 16, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.

Exhibit 4.26	Agreement Between Note Holders, dated as of November 16, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder.

Exhibit 4.27	Agreement Between Note Holders, dated as of August 31, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-5 Holder.

Exhibit 4.28	Co-Lender Agreement, dated as of October 10, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder.

Exhibit 4.29	Agreement Between Note Holders, dated as of November 16, 2017, by and between Regions Bank, as Initial Note A-1 Holder and Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-2 Holder.

Exhibit 4.30	Primary Servicing Agreement, dated as of November 1, 2017, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 16, 2017.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 16, 2017 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 2, 2017.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated November 1, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone Title: President

By:	/s/ David Schell
Name: David Schell Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Cantor Fitzgerald & Co., SG Securities Americas, LLC, Natixis Securities Americas LLC and Academy Securities, Inc., as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated and effective as of October 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.3	Pooling and Servicing Agreement, dated as of November 1, 2017, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.4	Trust and Servicing Agreement, dated and effective as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.5	Pooling and Servicing Agreement, dated as of August 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.6	Pooling and Servicing Agreement, dated and effective as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Pooling and Servicing Agreement, dated as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.8	Pooling and Servicing Agreement, dated as of August 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.9	Co-Lender Agreement, dated as of September 19, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder and Initial Note B-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder and Initial Note B-2 Holder.	(E)
4.10	Agreement Among Noteholders, dated as of October 3, 2017, by and among Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note B Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8-1 Holder and Initial Note A-8-2 Holder.	(E)
4.11	Agreement Between Note Holders, dated as of September 29, 2017, by and between Bank of America, N.A., UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York and KeyBank National Association.	(E)
4.12	Co-Lender Agreement, dated as of November 16, 2017, by and between Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as Initial Note A-3 Holder and Natixis Real Estate Capital LLC, as Note B Holder.	(E)

4.13	Co-Lender Agreement, dated as of November 9, 2017, between Ladder Capital Finance LLC, as Note A-1-A Holder, Note A-1-B Holder, Note A-3 Holder, Note A-4-B Holder and Note A-5-A Holder and Cantor Commercial Real Estate Lending, L.P., as Note A-2-A Holder.	(E)
4.14	Agreement Between Note Holders, dated as of August 23, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Initial Note B-1 Holder, and Société Générale, as Initial Note A-2 Holder and Initial Note B-2 Holder.	(E)
4.15	Co-Lender Agreement, dated as of November 16, 2017, between Natixis Real Estate Capial LLC, as Note A-1 Holder and Natixis Real Estate Capital LLC, as Note A-2 Holder.	(E)
4.16	Co-Lender Agreement, dated as of November 16, 2017, between TUEBOR TRS II LLC, as Note A-1 Holder, and TUEBOR TRS II LLC, as Note A-2 Holder.	(E)
4.17	Co-Lender Agreement, dated as of November 15, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A) Holder and Initial Note A-3(B) Holder.	(E)
4.18	Co-Lender Agreement, dated as of July 27, 2017, by and among CCRE Loan Seller IV, LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.	(E)

4.19	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder and Initial Note A-1(B-CP) Holder), Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial Note A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder.	(E)
4.20	Co-Lender Agreement, dated as of August 17, 2017, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder.	(E)
4.21	Agreement Between Note Holders, dated as of October 18, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, and Argentic Real Estate Finance LLC, as Initial Note A-2 Holder.	(E)
4.22	Co-Lender Agreement, dated as of October 18, 2017, between Ladder Capital Finance LLC, as Note A-1 Holder, Ladder Capital Finance LLC, as Note A-2 Holder and Ladder Capital Finance LLC, as Note A-3 Holder.	(E)
4.23	Amended and Restated Co-Lender Agreement, dated as of October 31, 2017, by and between Wilmington Trust, National Association, as Trustee, for the benefit of the holders of the CD 2017-CD5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD5, as Note A-1-A Holder, Deutsche Bank Trust Company Americas, as Trustee, for the benefit of the holders of the Citigroup Commercial Mortgage Trust 2017-B1 Commercial Mortgage Pass-Through Certificates, Series 2017-B1, as Note A-1-B Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2-A Holder and Note A-2-B Holder.	(E)

4.24	Co-Lender Agreement, dated as of November 16, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.	(E)
4.25	Co-Lender Agreement, dated as of November 16, 2017, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder.	(E)
4.26	Agreement Between Note Holders, dated as of November 16, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder.	(E)
4.27	Agreement Between Note Holders, dated as of August 31, 2017, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-5 Holder.	(E)
4.28	Co-Lender Agreement, dated as of October 10, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder.	(E)

4.29

Agreement Between Note Holders, dated as of November 16, 2017, by and between Regions Bank, as Initial Note A-1 Holder and Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-2 Holder.

(E)
4.30	Primary Servicing Agreement, dated as of November 1, 2017, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 16, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 16, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 2, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated November 1, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated November 1, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)